================================================================================
DOLLAR RESERVES
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services www.mutualfunds.net

                                                                 August 15, 1997

Fellow Shareholders,

      It is a pleasure to submit this Annual Report and to welcome our many new shareholders who have joined us since our last Report by opening regular, Gifts/Transfers to Minors, and qualified retirement plan accounts, plus all of the Bull & Bear Securities discount brokerage customers whose cash balances are automatically swept into the Fund.

      We believe the Fund's approach of investing exclusively in short term U.S. Government securities, the income from which is generally free from all state income and personal property taxes, make it a sound choice for safety-conscious investors. The Fund provides a combination of high quality, low risk, tax advantages and daily income paid monthly, with the extra convenience of free, unlimited check writing.

                               Review and Outlook

      The first half of 1997 will be remembered as a time of strong economic growth, low levels of unemployment and low levels of inflation. While debt markets were volatile during the first half of the year, we believe that short term U.S. Government money market instruments offer attractive rates of return for investors.

      Interest rates generally rose during the first quarter of 1997, as market participants worried about the inflationary impact of strong economic growth and tight labor markets. In March, the Federal Reserve Bank increased short term rates by 0.25%, ending one of the longest periods of unchanged rates in recent history. By the end of the first quarter, holders of U.S. Treasury ten year notes had a 1.98% negative total return, whereas shareholders of Dollar Reserves enjoyed an increase in its annualized 7-day compound return to 4.81% from 4.75%.

      While interest rates rose during the first quarter, "real" interest rates, i.e., those adjusted for inflation, rose even more because the rate of inflation declined steadily throughout the first half of the year. During the second quarter of the year, interest rates declined. Shareholders of Dollar Reserves, however, benefitted from an increase in yield as the 7-day compound rate of return showed a further gain to 5.07% at June 30, 1997. We believe that the economy will continue to be characterized by moderate levels of growth, although different economic sectors or geographic regions may experience varying periods of strength or weakness at times.

      The ongoing strategy for Dollar Reserves will be to continue to invest for consistent returns in short term U.S. Government instruments having a high degree of safety and liquidity, with the goal of optimizing shareholder results by investing in those securities which offer the highest level of relative value at time of purchase. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and the Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help get you started.

      If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be pleased to hear from you. Just call toll-free 1-888-503-FUND (1-888-503-3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,



         /s/ Robert D. Anderson                    /s/ Steven A. Landis

         Robert D. Anderson                        Steven A. Landis
         Vice Chairman                             Senior Vice President
                                                   Portfolio Manager

Bull & Bear_____________________________________________________________________
Performance Driven (R)

================================================================================
MUTUAL FUNDS

o    Bull & Bear                        A high quality money market fund
     Dollar Reserves                    investing in U.S. Government securities.
                                        Income is generally free from state
                                        income and intangible personal property
                                        taxes. Free, unlimited check writing
                                        with only a $250 minimum per check.
--------------------------------------------------------------------------------
o    Bull & Bear                        Seeks long term capital appreciation in
     Gold Investors                     investments with the potential to
                                        provide a hedge against inflation and
                                        preserve the purchasing power of the
                                        dollar.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests aggressively for maximum capital
     Special Equities Fund              appreciation.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests worldwide for the highest
     U.S. and Overseas Fund             possible total return.
--------------------------------------------------------------------------------
Call toll-free 1-888-503-FUND (1-888-503-3863) for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
================================================================================
CLOSED-END INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

o    Bull & Bear                        Investing for a high level of income
     Global Income Fund                 from a global portfolio of primarily
                                        investment grade fixed income
                                        securities.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for the highest possible
     Municipal Income Fund              income exempt from Federal income tax
                                        that is consistent with preservation of
                                        principal.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for a high level of current
     U.S. Government                    income, liquidity, and safety of
     Securities Fund                    principal.
================================================================================
DISCOUNT BROKERAGE SERVICES

o    Bull & Bear                        Bull & Bear Securities is committed to
     Securities, Inc.                   providing investors with major
                                        commission savings, free investment
                                        ideas and services, free cash management services with no minimum for check writing, and American Airlines(R)
                                        AAdvantage(R) miles for many of your
                                        investing activities. And now you can
                                        take advantage of Bull & Bear
                                        Securities' web trading flat commission
                                        rate of $19.95 per trade at
                                        www.ebullbear.com on the first 1,000
                                        shares, plus 2(cents) per share on each
                                        share over 1,000 shares, and earn 200
                                        AAdvantage(R) miles every time you
                                        trade!

                                        Call toll-free 1-800-BULL-BEAR
                                        (1-800-285-5232).
--------------------------------------------------------------------------------
Total Return Performance. At June 30, 1997, Bull & Bear Dollar Reserves' annualized 7-day compound yield was 5.07% on a current yield of 4.95%. Past performance does not guarantee future results. Investment return will fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

                           BULL & BEAR DOLLAR RESERVES
                Schedule of Portfolio Investments - June 30, 1997


  Principal
   Amount                                                                             Yield*            Value**
------------                                                                          ------        ------------
                U.S. Government Agencies (100%)
  $6,000,000    Federal Farm Credit, due 7/01/97................................       5.93%        $  6,000,000
     850,000    Federal Farm Credit, due 7/18/97................................       5.41              847,836
   3,280,000    Federal Farm Credit, due 8/01/97................................       5.38            3,278,713
   1,000,000    Federal Farm Credit, due 8/01/97................................       5.55              999,771
   1,190,000    Federal Farm Credit, due 8/18/97................................       5.52            1,181,337
   3,000,000    Federal Farm Credit, due 9/02/97................................       5.50            2,999,030
   5,840,000    Federal Farm Credit, due 9/02/97................................       5.36            5,839,905
   1,710,000    Federal Farm Credit, due 9/03/97................................       5.62            1,709,180
   3,500,000    Federal Farm Credit, due 9/08/97................................       5.50            3,463,574
   1,050,000    Federal Farm Credit, due 9/12/97................................       5.49            1,038,460
   3,000,000    Federal Farm Credit, due 10/1/97................................       5.69            3,000,000
   1,000,000    Federal Home Loan Banks, due 7/07/97............................       6.50            1,000,142
   3,000,000    Federal Home Loan Banks, due 7/10/97............................       5.38            2,996,069
   1,060,000    Federal Home Loan Banks, due 7/14/97............................       5.47            1,057,918
   1,000,000    Federal Home Loan Banks, due 7/14/97............................       6.05            1,000,170
   2,225,000    Federal Home Loan Banks, due 7/17/97............................       5.45            2,219,655
   1,000,000    Federal Home Loan Banks, due 7/18/97............................       5.85            1,000,095
   1,000,000    Federal Home Loan Banks, due 7/25/97............................       6.44            1,000,420
   4,095,000    Federal Home Loan Banks, due 7/30/97............................       5.55            4,076,892
   3,500,000    Federal Home Loan Banks, due 8/01/97 ...........................       5.59            3,483,393
   2,000,000    Federal Home Loan Banks, due 8/04/97............................       5.59            1,989,574
   1,200,000    Federal Home Loan Banks, due 8/11/97............................       5.60            1,192,456
     700,000    Federal Home Loan Banks, due 8/21/97............................       5.48              694,635
   3,600,000    Federal Home Loan Banks, due 8/28/97............................       5.52            3,568,390
   2,000,000    Federal Home Loan Banks, due 9/03/97............................       5.50            1,980,693
   1,000,000    Federal Home Loan Banks, due 9/10/97............................       5.49              989,311
   1,300,000    Federal Home Loan Banks, due 9/24/97............................       5.50            1,283,364
   1,500,000    Federal Home Loan Banks, due 10/09/97...........................       5.69            1,476,834
   1,200,000    Federal Home Loan Banks, due 10/16/97...........................       5.73            1,199,572
   3,000,000    Student Loan Marketing Assn., due 10/01/97......................       5.80            3,000,000
                                                                                                     -----------
                         Total Investments (100%)...............................                     $65,567,389
                                                                                                     ===========

----------
* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.

** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.


                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
   Investments at value which equals
     amortized cost (note 1).............  $65,567,389
   Interest receivable...................      500,229
   Other assets..........................        6,471
                                           -----------
       Total assets......................   66,074,089
                                           -----------
LIABILITIES:
   Payables:
     Securities purchased................    3,000,000
     Bank overdraft......................       63,825
     Distributions.......................        2,464
   Accrued expenses......................       99,879
                                           -----------
       Total liabilities.................    3,166,168
                                           -----------
NET ASSETS: (applicable to 62,838,416
    outstanding shares: 500,000,000
    shares of $.01 par value authorized).  $62,907,921
                                           ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($62,907,921 / 62,838,416)............        $1.00
                                                 =====
At June 30, 1997, net assets consisted of:
   Paid-in capital.......................  $62,916,497
   Accumulated net realized loss on
     investments.........................       (8,576)
                                           -----------
                                           $62,907,921
                                           ===========


STATEMENT OF OPERATIONS
For The Year Ended June 30, 1997

INVESTMENT INCOME:
   Interest..............................   $3,477,957
                                           -----------
EXPENSES:
   Investment management (note 3)........      319,712
   Distribution (note 3).................      159,856
   Transfer agent........................      109,733
   Custodian.............................       49,416
   Registration (note 3).................       36,979
   Professional (note 3).................       36,195
   Shareholder administration (note 3)...       25,921
   Directors.............................       10,513
   Other ................................       23,037
                                           -----------
       Total expenses....................      771,362
       Investment management fees and
         distribution plan expenses waived
         (note 3)........................     (319,712)
                                           -----------
       Net expenses......................      451,650
                                           -----------
       Net investment income.............    3,026,307
                                           -----------
NET REALIZED GAIN FROM SECURITY
   TRANSACTIONS:.........................          401
                                           -----------
       Net increase in net assets resulting
         from operations.................   $3,026,708
                                           ===========

                                   ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                                                            1997           1996
                                                                                        ------------   ------------
OPERATIONS:
   Net investment income .............................................................  $  3,026,307   $  2,870,569
   Net realized gain (loss) from security transactions ...............................           401           (108)
                                                                                        ------------   ------------
     Net increase in net assets resulting from operations ............................     3,026,708      2,870,461
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($0.47 and $0.47 per share, respectively)     (3,025,265)    (2,871,484)
CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from capital share transactions (a) ................       439,197     (2,809,991)
                                                                                        ------------   ------------
   Total increase (decrease) in net assets ...........................................       440,640     (2,811,014)
NET ASSETS:
   Beginning of period ...............................................................    62,467,281     65,278,295
                                                                                        ------------   ------------
   End of period .....................................................................  $ 62,907,921   $ 62,467,281
                                                                                        ============   ============
----------
(a)  Transactions in capital shares were as follows:
                                                                                            1997          1996
                                                                                         --------------------------
     Shares sold......................................................................   $66,841,991  $ 122,565,315
     Shares issued in reinvestment of distributions...................................     2,945,036      2,786,829
     Shares redeemed..................................................................   (69,347,830)  (128,162,135)
                                                                                         --------------------------
     Net increase (decrease)..........................................................   $   439,197  $  (2,809,991)
                                                                                         ==========================

                See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $8,600 which expires in 2003.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $159,856 of its management fee for the year ended June 30, 1997. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $25,462 for providing certain administrative and accounting services at cost for the year ended June 30, 1997. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The distribution fees were waived by Investor Service Center for the year ended June 30, 1997. Investor Service Center also received $25,921 for shareholder administration services it provided to the Fund at cost for the year ended June 30, 1997.

                              FINANCIAL HIGHLIGHTS

                                                                      Years Ended June 30,
                                                          -----------------------------------------------
                                                           1997      1996      1995      1994      1993
                                                          -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value at beginning of period .................  $1.000    $1.000    $1.000    $1.000    $1.000
Income from investment operations:
    Net investment income ..............................    .047      .047      .044      .026      .026
Less distributions:
    Distributions from net investment income ...........   (.047)    (.047)    (.044)    (.026)    (.026)
                                                         -------   -------   -------   -------   -------
Net asset value at end of period .......................  $1.000    $1.000    $1.000    $1.000    $1.000
                                                         =======   =======   =======   =======   =======
TOTAL RETURN ...........................................    4.83%     4.81%     4.53%     2.59%     2.63%
                                                         =======   =======   =======   =======   =======

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ............ $62,908   $62,467   $65,278   $76,351   $64,673
                                                         =======   =======   =======   =======   =======
Ratio of expenses to average net assets (a) ............     .71%      .90%      .89%      .89%      .75%
                                                         =======   =======   =======   =======   =======
Ratio of net investment income to average net assets (b)    4.73%     4.70%     4.41%     2.56%     2.59%
                                                         =======   =======   =======   =======   =======

----------
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.21%, 1.40%, 1.39%, 1.39%, and 1.25% for the years ended June 30, 1997, 1996,
    1995, 1994, and 1993, respectively.

(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.23%, 4.20%, 3.91%, 2.06% and 2.09% for the years ended June 30, 1997, 1996, 1995,
    1994 and 1993, respectively.

                                   ----------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.:

       We have audited the accompanying statement of assets and liabilities of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Dollar Reserves as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                 TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
July 11, 1997

================================================================================
DOLLAR
RESERVES
--------------------------------------------------------------------------------

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642


Or, access the Fund on the web at
www.mutualfunds.net

--------------------------------------------------------------------------------

Tait, Weller & Baker
Independent Accountants

Printed on recycled paper [Logo]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.


DOLLAR RESERVES
================================================================================

A High Quality Money
Market Fund Investing in
U.S. Government Securities --
Income is Generally Free from
State and Local Income Taxes

--------------------------------------------------------------------------------
Annual Report
June 30, 1997




Bull & Bear_____________________________________________________________________
Performance Driven (R)




DR-111-6/7                                                  BUL709009